EARNING PER SHARE ('EPS')	6 Months Ended
Jun. 30, 2024
EARNING PER SHARE ('EPS')
EARNING PER SHARE ('EPS')
NOTE 19. EARNING PER SHARE (‘EPS’)
Basic EPS is calculated by reducing the income from continuing operations by the amount of dividends declared in the current period for each class of stock and by the contractual amount of dividends that must be paid for the current period. The remaining income is allocated according to the participation of each class of stock as if all the earnings for the period had been distributed. EPS is determined by dividing the total earnings allocated to each security by the weighted average number of common shares outstanding.
Diluted EPS is calculated by adjusting the average number of common and preferred shares outstanding to simulate the conversion of all dilutive potential common shares. The Bank had no dilutive potential common shares as of June 30, 2024 and 2023.
The following table summarizes information related to the computation of basic EPS for the six and three-month periods ended June 30, 2024 and 2023 (in millions of pesos, except per share data):

	For the six-month periods ended June 30		Quarterly
	2024	2023	2024	2023
Income from continuing operations before attribution of non-controlling interests	3,146,765	3,246,455	1,461,754	1,484,162
Less: Non-controlling interests from continuing operations	43,519	69,187	21,980	23,671

Net income from controlling interest	3,103,246	3,177,268	1,439,774	1,460,491

Less: Preferred dividends declared	770,703	770,703	385,864	385,864
Less: Allocation of undistributed earnings to preferred stockholders	672,846	707,641	283,606	293,344

Net income allocated to common shareholders for basic and diluted EPS	1,659,697	1,698,924	770,304	781,283

Weighted average number of common shares outstanding used in basic EPS calculation (In millions)	510	510	510	510

Basic and diluted earnings per share to common shareholders	3,256	3,333	1,511	1,533

Basic and diluted earnings per share from continuing operations	3,256	3,333	1,511	1,533